Exhibit 21.1

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

SunTrust Banks, Inc.			Atlanta, GA

Direct Non Bank Subsidiaries

100%	GenSpring Holdings, Inc.		Palm Beach Gardens, FL
	100%	TBK Investments, Inc.	Miami, FL
	100%	Teton Trust Company	Jackson, WY
		100% TTC & Co L.L.C.	Jackson, WY
	100%	AMA/Lighthouse, Inc.*	Palm Beach Gardens, FL
	65.4%	GenSpring Family Offices, L.L.C.	Jupiter, FL
		100% Inlign Wealth Management, LLC	Phoenix, AZ
	85.302%	Asset Management Advisors, Charlotte L.L.C.	Charlotte, NC
	100%	Asset Management Advisors of Greater Washington, DC, L.L.C.	Chevy Chase, MD

100%	STI Investment Management (Collateral), Inc.		Newark, DE
	100%	STI Investment Management, Inc.	Newark, DE

100%	SunTrust Capital I		Atlanta, GA

100%	SunTrust Capital II		Atlanta, GA

100%	SunTrust Capital III		Atlanta, GA

100%	SunTrust Capital IV		Atlanta, GA

100%	SunTrust Capital V		Atlanta, GA

100%	SunTrust Capital VI		Atlanta, GA

100%	SunTrust Capital VII		Atlanta, GA

100%	SunTrust Capital VIII		Atlanta, GA

100%	SunTrust Capital IX		Atlanta, GA

100%	SunTrust Capital X		Atlanta, GA

100%	SunTrust Capital XI		Atlanta, GA

100%	SunTrust Capital XII		Atlanta, GA

*	Owns 24.9% of an outside entity, Lighthouse Investment Partners, L.L.C.

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Capital XIII		Atlanta, GA

100%	SunTrust Capital XIV		Atlanta, GA

100%	SunTrust Capital XV		Atlanta, GA

100%	SunTrust Preferred Capital I		Atlanta, GA

100%	SunTrust Delaware Trust Company		Wilmington, DE

100%	SunTrust Robinson Humphrey, Inc.		Nashville, TN

100%	SunTrust Insurance Company		Chattanooga, TN

99.99%	SunTrust Plaza Associates, LLC		Atlanta, GA

100%	Trusco Capital Management, Inc.		Atlanta, GA
	55%	Zevenbergen Capital Investments LLC	Seattle, WA
	100%	Ceredex Value Advisors LLC	Orlando, FL
	100%	Certium Asset Management LLC	Atlanta, GA
	100%	IronOak Advisors LLC	Richmond, VA
	100%	Seix Investment Advisors LLC	Upper Saddle River, NJ
	100%	Silvant Capital Management, LLC	Atlanta, GA
	100%	StableRiver Capital Management LLC	Atlanta, GA

100%	SunTrust Equity Funding, LLC		Atlanta, GA
	100%	AH Yakima WA, LLC	Atlanta, GA
	100%	AL Stores, LP	Atlanta, GA
	100%	AR Commodores GP, LLC	Atlanta, GA
	100%	AR Commodores LP	Atlanta, GA
	100%	AYW Holding, LLC	Atlanta, GA
	100%	CB Albertville Landlord, LLC	Atlanta, GA
	100%	CB Andalusia Landlord, LLC	Atlanta, GA
	100%	CB Clanton Landlord, LLC	Atlanta, GA
	100%	CB Daytona Beach Landlord, LLC	Atlanta, GA
	100%	CB Dunwoody Landlord, LLC	Atlanta, GA
	100%	CB Foley Landlord, LLC	Atlanta, GA
	100%	CB Heflin Landlord, LLC
	100%	CB Longwood East Landlord, LLC	Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	CB Maitland Landlord, LLC	Atlanta, GA
	100%	CB Manatee Landlord, LLC	Atlanta, GA
	100%	CB McQueen Landlord, LLC	Atlanta, GA
	100%	CB Old Cutler Landlord, LLC	Atlanta, GA
	100%	CB Opelika Landlord, LLC	Atlanta, GA
	100%	CB Pell City Landlord, LLC	Atlanta, GA
	100%	CB Perry Street Landlord, LLC	Atlanta, GA
	100%	CB Plant City Landlord, LLC	Atlanta, GA
	100%	CB Portfolio Landlord, LLC	Atlanta, GA
	100%	CB Roebuck Landlord, LLC	Atlanta, GA
	100%	CB Scottsboro Landlord, LLC	Atlanta, GA
	100%	CB Walnut Street Landlord, LLC	Atlanta, GA
	100%	Commodores, LLC	Atlanta, GA
	100%	Commodores AR , LLC	Atlanta, GA
	100%	CT Chattanooga TN, LLC	Atlanta, GA
	100%	FF Landlord #1, LLC	Atlanta, GA
	100%	FF Landlord #2, LLC	Atlanta, GA
	100%	FFI C-Store Landlord Number 1, LLC	Atlanta, GA
	100%	FR Hollins Ferry, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #1, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #2, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #3, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #4, LLC	Atlanta, GA
	100%	Iowa FX Landlord, LLC	Atlanta, GA
	100%	Jakie Cakes, L.P.	Atlanta, GA
	100%	Jakie Cakes GP, LLC	Atlanta, GA
	100%	Kansas FX Landlord, LLC	Atlanta, GA
	100%	KD Durham NC Landlord, LLC	Atlanta, GA
	100%	MRLL, LLC	Atlanta, GA
	100%	New Smyrna Seminoles, LLC	Atlanta, GA
	100%	OG Dallas TX Landlord, LLC	Atlanta, GA
	100%	ONB 123 Main Landlord, LLC	Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	ONB 4th Street Landlord, LLC	Atlanta, GA
	100%	ONB Site 1 Landlord, LLC	Atlanta, GA
	100%	ONB Site 12 Landlord, LLC	Atlanta, GA
	100%	ONB Site 13 Landlord, LLC	Atlanta, GA
	100%	ONB Site 14 Landlord, LLC	Atlanta, GA
	100%	ONB Site 15 Landlord, LLC	Atlanta, GA
	100%	ONB Site 17 Landlord, LLC	Atlanta, GA
	100%	ONB Site 19 Landlord, LLC	Atlanta, GA
	100%	ONB Site 2 Landlord, LLC	Atlanta, GA
	100%	ONB Site 20 Landlord, LLC	Atlanta, GA
	100%	ONB Site 21 Landlord, LLC	Atlanta, GA
	100%	ONB Site 24 Landlord, LLC	Atlanta, GA
	100%	ONB Site 25 Landlord, LLC	Atlanta, GA
	100%	ONB Site 26 Landlord, LLC	Atlanta, GA
	100%	ONB Site 27 Landlord, LLC	Atlanta, GA
	100%	ONB Site 29 Landlord, LLC	Atlanta, GA
	100%	ONB Site 3 Landlord, LLC	Atlanta, GA
	100%	ONB Site 33 Landlord, LLC	Atlanta, GA
	100%	ONB Site 34 Landlord, LLC	Atlanta, GA
	100%	ONB Site 35 Landlord, LLC	Atlanta, GA
	100%	ONB Site 36 Landlord, LLC	Atlanta, GA
	100%	ONB Site 37 Landlord, LLC	Atlanta, GA
	100%	ONB Site 38 Landlord, LLC	Atlanta, GA
	100%	ONB Site 4 Landlord, LLC	Atlanta, GA
	100%	ONB Site 40 Landlord, LLC	Atlanta, GA
	100%	ONB Site 41 Landlord, LLC	Atlanta, GA
	100%	ONB Site 42 Landlord, LLC	Atlanta, GA
	100%	ONB Site 43 Landlord, LLC	Atlanta, GA
	100%	ONB Site 44 Landlord, LLC	Atlanta, GA
	100%	ONB Site 45 Landlord, LLC	Atlanta, GA
	100%	ONB Site 47 Landlord, LLC	Atlanta, GA
	100%	ONB Site 48 Landlord, LLC	Atlanta, GA
	100%	ONB Site 50 Landlord, LLC	Atlanta, GA
	100%	ONB Site 53 Landlord, LLC	Atlanta, GA
	100%	ONB Site 57 Landlord, LLC	Atlanta, GA
	100%	ONB Site 6 Landlord, LLC	Atlanta, GA
	100%	ONB Site 8 Landlord, LLC	Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	ONB Site 9 Landlord, LLC	Atlanta, GA
	100%	ONB TL Portfolio Landlord, LLC	Atlanta, GA
	100%	ONB Traditional Portfolio Landlord, LLC	Atlanta, GA
	100%	PAG West Covina CA Landlord, LLC	Atlanta, GA
	100%	STEF Springing Member, LLC	Atlanta, GA
	100%	Springing, Inc.	Atlanta, GA
	100%	WH Florida, LLC	Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

100%	First Mercantile Trust Company		Memphis, TN

100%	TransPlatinum Service Corp.		Nashville, TN
	100%	FleetOne, L.L.C.	Nashville, TN
	100%	FleetOne Factoring, Inc.	Dresden, TN

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

100%	ST Management Services India Private Limited		Bangalore, India

100%	SunTrust Outsourcing Management, L.L.C		Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company						Orlando, FL

	100%	SunTrust Bank (see pages 6 – 9 for subsidiaries)					Atlanta, GA
		100%	Premium Assignment Corporation				Tallahassee, FL
			100%	Premium Assignment Corporation, II			Tallahassee, FL
		100%	STB Capital, LLC				Newark, DE
		100%	STB Receivables (Central Florida), Inc.				Newark, DE
		100%	STB Management Corporation				Newark, DE
			100%	STB FNC Corporation			Newark, DE
				100%	STB STR Corporation		Newark, DE
				100%	CCBDE, Inc.		Wilmington, DE
		100%	STB Real Estate (Georgia), Inc.				Newark, DE
			100%	STB Real Estate Parent (Georgia), Inc.			Newark, DE
				100%	STB Real Estate Holdings (Georgia), Inc.		Newark, DE
					100%	STB Holdings (Georgia) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Atlanta), Inc.	Newark, DE
					100%	STB Real Estate Holdings (Conforming – GA), Inc.	Newark, DE
						100% STB Holdings (Conforming – GA) TRS, Inc.	Newark, DE
		100%	STB Real Estate (Florida), Inc.				Newark, DE
			100%	STB Real Estate Parent (Florida), Inc.			Newark, DE
				100%	STB Real Estate Holdings (Florida), Inc.		Newark, DE
					100%	STB Holdings (Florida) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Commercial – FL), Inc.	Newark, DE
						100% STB Holdings (Commercial – FL) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Conforming – FL), Inc.	Newark, DE
					100%	STB Real Estate Holdings (Non-Conforming – FL), Inc.	Newark, DE
		100%	SunTrust CDC, LLC**				Atlanta, GA
			100%	ST CDC II LLC			Atlanta, GA
			100%	ST CDC III LLC			Atlanta, GA
			100%	ST CDC IV LLC			Atlanta, GA
			100%	ST CDC V LLC			Atlanta, GA
			100%	ST CDC VI LLC			Atlanta, GA
			100%	ST CDC VII LLC			Atlanta, GA
			100%	Regency Constructors, Inc.			Raleigh, NC
			100%	Transom Development, Inc.			Raleigh, NC

**	See supplemental list of legal entities.

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust CDC, LLC (continued)			Atlanta, GA
			100%	SunTrust Community Development Enterprises, L.L.C.		Atlanta, GA
			100%	CDC Manager, Inc.**		Atlanta, GA
				100%	98-02 CDC Manager, L.L.C.**	Atlanta, GA
				100%	2002 CDC Manager, L.L.C.**	Atlanta, GA
				100%	2003 CDC Manager, L.L.C.**	Atlanta, GA
				100%	2004 CDC Manager, L.L.C.**	Atlanta, GA
				100%	2005 CDC Manager, L.L.C.**	Atlanta, GA
				100%	2006 CDC Manager, L.L.C.**	Atlanta, GA
		100%	SunTrust International Banking Company			Atlanta, GA
			100%	SunTrust Asia, Limited		Atlanta, GA
			100%	Baker Street CLO IV Ltd.		Grand Cayman, Cayman Islands
			100%	Baker Street CLO V Ltd.		Grand Cayman, Cayman Islands
			100%	Mountain View CLO V Ltd.		Grand Cayman, Cayman Islands
		100%	DC Properties, Inc.			Washington, DC
		100%	MD Properties, Inc.			Baltimore, MD
		100%	VA Properties, Inc.			Richmond, VA
		100%	Citizens Community Development Company			Baltimore, MD
		100%	CB Finance, Inc.			Newark, DE
			100%	Commerce Real Estate Holding Company		Wilmington, DE
			100%	STB Real Estate Parent (MA), Inc.		Newark, DE
				100%	SunTrust Real Estate Holdings (Mid-Atlantic), Inc.	Newark, DE
					100% SunTrust TRS, Inc	Newark, DE
					100% SunTrust Real Estate Investment Corporation	Newark, DE
					100% STREIC TRS, Inc.	Newark, DE
			100%	CM Finance, L.L.C.		Newark, DE
				100%	CBP Finance, L.L.C.	Newark, DE
		100%	SunTrust Leasing Corporation			Towson, MD
			100%	SunTrust Finance NC Corporation		Atlanta, GA
			100%	SunTrust Equipment Finance & Leasing Corp.		Towson, MD
		100%	SunTrust Mortgage, Inc.			Richmond, VA
			100%	ValuTree Real Estate Services, L.L.C.		Richmond, VA
				100%	SunTrust Lender Management, L.L.C.	Richmond, VA
			51%	Carolinas Mortgage Center, L.L.C.		Charlotte, NC
			51%	Central Florida Mortgage Center, L.L.C.		Longwood, FL
			51%	Central PA Mortgage, L.L.C.		Camp Hill, PA

**	See supplemental list of legal entities.

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Mortgage, Inc. (continued)		Richmond, VA
			51%	Custom Builder Mortgage, L.L.C.	Maitland, FL
			51%	Eastern Virginia Funding, L.L.C.	Newport News, VA
			51%	Gold Service Mortgage, L.L.C.	Hilton Head Island, SC
			51%	Harllon Home Mortgage, L.L.C.	Williamsburg, VA
			51%	Heartwood Financial, L.L.C.	Kodak, TN
			51%	Home Financial Group, L.L.C.	Nashville, TN
			51%	Monticello Home Loans, L.L.C.	Camp Hill, PA
			51%	Nature Coast Home Loans, L.L.C.	Spring Hill, FL
			51%	Northwind Financial Services, L.L.C.	Tallahassee, FL
			50.1%	OakCrest Mortgage, L.L.C.	Winchester, VA
			51%	OldPalm Mortgage, L.L.C.	Jupiter, FL
			51%	Ole South Financial, L.L.C.	Murfreesboro, TN
			51%	Parkside Mortgage, L.L.C.	Knoxville, TN
			51%	Partnership Mortgage, L.L.C.	Oldsmar, FL
			51%	Polk County Builders Mortgage, L.L.C.	Lakeland , FL
			51%	Pristine Mortgage, L.L.C.	Tampa, FL
			51%	Richmond Mortgage Funding, L.L.C.	Richmond, VA
			51%	Rocky Hill Mortgage, L.L.C.	Knoxville, TN
			51%	ST Mortgage, L.L.C.	Miami, FL
			51%	Sun Home Mortgage, L.L.C.	Port St. Lucie, FL
			51%	Sun Partners Mortgage, L.L.C.	Bradenton, FL
			51%	Turn Key Lending, L.L.C.	Tallahassee, FL
			51%	Universal Capital Mortgage, L.L.C.	Maitland, FL
			51%	Virginia First Mortgage Funding, L.L.C.	Glen Allen, VA
			51%	Windward Mortgage of Georgia, L.L.C.	Alpharetta, GA
			51%	Windstone Mortgage, L.L.C.	Lutz, FL
			100%	SunTrust Mortgage Securitization, LLC	Richmond, VA
		100%	Twin Rivers Insurance Company		Charleston, SC
		100%	SunTrust Procurement Services, L.L.C.		Baltimore, MD
		100%	SunTrust Education Financial Services Corporation		Richmond, VA
		100%	SunTrust Student Loan Funding, L.L.C.		Atlanta, GA
		100%	Southland Associates, Inc.		Durham, NC
		100%	NBC Market South, Inc.		Memphis, TN
		30%	Bulls Capital Partners, LLC		Vienna, VA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
			100% NBC Management Company, Inc.	Memphis, TN
		100%	National Commerce Bank Services, Inc.	Memphis, TN
			100% Prime Performance, Inc.	Denver, CO
		100%	Baker Street Funding, LLC	Atlanta, GA
		100%	Seix Structured Products, LLC	Atlanta, GA
		100%	SunTrust Robinson Humphrey Funding, LLC	Atlanta, GA
			100% SunTrust Real Estate Trust, LLC	Atlanta, GA
		100%	Willow/Providence Augusta Apartments Owner, LLC	Atlanta, GA
		100%	Courtland Funding, LLC	Atlanta, GA
		100%	SunTrust SBA Acquisition Corp.	Atlanta, GA
		100%	SunTrust Auto Receivables, L.L.C.	Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2007

100%	SunTrust Bank Holding Company (continued)

	100%	CF Finance, L.L.C.	Newark, DE

	100%	Crestar Capital Trust I	Richmond, VA

	100%	SunTrust Investment Services, Inc.	Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD	Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.	Atlanta, GA

	100%	Madison Insurance Company	Madison, GA

	100%	Twin Rivers II, Inc.	Charleston, SC

	100%	SunTrust Insurance Services, Inc.	Madison, GA